Exhibit 10.16.3

SECOND AMENDMENT TO MASTER EXCHANGE AGREEMENT

THIS SECOND AMENDMENT is dated as of June 29, 2018 (this “ Second Amendment ”), and amends in part that certain MASTER EXCHANGE AGREEMENT, as amended and restated on January 18, 2018 with effect as of January 12, 2018, and further amended by the First Amendment thereto, dated April 30, 2018 (the “ Agreement ”), by and among GWG HOLDINGS, INC., a Delaware corporation (“GWG”), GWG LIFE, LLC, a Delaware limited liability company and wholly owned Subsidiary of GWG, THE BENEFICIENT COMPANY GROUP, L.P., a Delaware limited partnership, MHT FINANCIAL SPV, LLC, a Delaware limited liability company and wholly owned subsidiary of MHT Financial, L.L.C., and each of the EXCHANGE TRUSTS that is a party to the Agreement (the “ Seller Trusts ”), and as agreed to and accepted by Murray T. Holland and Jeffrey S. Hinkle as trust advisors to the Seller Trusts. Capitalized terms used but not defined herein shall have the meanings assigned to such terms in the Agreement.

WITNESSETH:

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties have agreed in principle to a forthcoming amendment of the Agreement that will contemplate multiple closings of the transaction, the first of which is expected to occur presently and will include the transfer of approximately $403,000,000 of L Bonds and $150,000,000 of cash consideration, and are committed to its ultimate closing on the satisfaction of the remaining regulatory requirements;

WHEREAS, pursuant to and in accordance with Section 11.10 of the Agreement, the parties wish to amend the Agreement as set forth in this Second Amendment.

NOW, THEREFORE, in consideration of the rights and obligations contained herein, and for other good and valuable consideration, the adequacy of which is hereby acknowledged, the parties agree as follows:

Section 1. Amendment to the Agreement.

(a) Section 10.1(b)(i) of the Agreement is hereby deleted in its entirety and replaced with the following:

“if any of the conditions set forth in Article IX shall not have been, or if it becomes apparent that any of such conditions will not be, fulfilled by July 30, 2018; provided that the right to terminate this Agreement pursuant to this Section 10.1(b)(i) shall not be available to a party whose failure to perform any of its material obligations under this Agreement has been the primary cause of, or primarily resulted in, such failure; or”

(b) All other terms and provisions of the Agreement are hereby ratified in full and incorporated by reference herein.

Section 2. No Third Party Beneficiary. This Second Amendment shall be binding upon and inure solely to the benefit of the parties hereto and their permitted assigns and nothing herein, express or implied, is intended to or shall confer upon any other Person, any legal or equitable right, benefit or remedy of any nature whatsoever, including, without limitation, any rights of employment for any specified period, under or by reason of this Agreement.

Section 3. Entire Agreement. This Second Amendment constitutes the entire agreement of the parties hereto with respect to the subject matter hereof and supersedes all prior agreements and undertakings, both written and oral, among the parties with respect to the subject matter hereof Except as amended by this Second Amendment, the Agreement shall continue in full force and effect.

Section 4. Counterparts. This Second Amendment may be executed in counterparts (and delivered by facsimile or electronic transmission), each of which shall be deemed an original, but all of which together shall constitute one and the same instrument.

Section 5. Governing Law. This Second Amendment, and all claims or causes of action based upon, arising out of, or related to this Second Amendment or the transactions contemplated hereby, shall be governed by, and construed in accordance with, the Laws of the State of Delaware, without giving effect to principles or rules of conflict of laws to the extent such principles or rules would require or permit the application of Laws of another jurisdiction.

[Signature Page Follows]

IN WITNESS WHEREOF the parties have hereunto caused this Second Amendment to be duly executed as of the date first set forth above.

GWG HOLDINGS, INC.

By:	JON SABES
Name:	Jon Sabes
Title:	Chief Executive Officer

GWG LIFE, LLC

By:	JON SABES
Name:	Jon Sabes
Title:	Chief Executive Officer

[Signature Page to Second Amendment to Master Exchange Agreement]

IN WITNESS WHEREOF the parties have hereunto caused this Second Amendment to be duly executed as of the date first set forth above.

THE BENEFICIENT COMPANY GROUP, L.P.

By:	BRAD K. HEPPNER
Name:	Brad K. Heppner
Title:	Chief Executive Officer

MHT FINANCIAL SPV, LLC

By:	MURRAY T. HOLLAND
Name:	Murray T. Holland
Title:	Manager

THE LT-1 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	ALAN R. HALPERN
Name:	Alan R. Halpern
Title:	Vice President

THE LT-2 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	ALAN R. HALPERN
Name:	Alan R. Halpern
Title:	Vice President

[Signature Page to Second Amendment to Master Exchange Agreement]

IN WITNESS WHEREOF the parties have hereunto caused this Second Amendment to be duly executed as of the date first set forth above.

THE LT-3 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	ALAN R. HALPERN
Name:	Alan R. Halpern
Title:	Vice President

THE LT-4 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	ALAN R. HALPERN
Name:	Alan R. Halpern
Title:	Vice President

THE LT-5 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	ALAN R. HALPERN
Name:	Alan R. Halpern
Title:	Vice President

THE LT-6 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	ALAN R. HALPERN
Name:	Alan R. Halpern
Title:	Vice President

[Signature Page to Second Amendment to Master Exchange Agreement]

IN WITNESS WHEREOF the parties have hereunto caused this Second Amendment to be duly executed as of the date first set forth above.

THE LT-7 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	ALAN R. HALPERN
Name:	Alan R. Halpern
Title:	Vice President

THE LT-8 EXCHANGE TRUST,

By: DELAWARE TRUST COMPANY, not in its individual capacity but solely as Trustee

By:	ALAN R. HALPERN
Name:	Alan R. Halpern
Title:	Vice President

MURRAY T. HOLLAND, as Trust Advisor

MURRAY T. HOLLAND

JEFFREY S. HINKLE, as Trust Advisor

JEFFREY S. HINKLE